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                                                                    EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Pulitzer Inc. (the "Company") on Form 10-Q for the year ended September 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alan G. Silverglat, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


         To my knowledge, (i) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                                 /s/ Alan G. Silverglat
                                                 -------------------------------
                                                 Alan G. Silverglat
                                                 Senior Vice President - Finance
                                                 (Chief Financial Officer)
                                                 November 12, 2003


         A signed original of this written statement required by Section 906 has been provided to Pulitzer Inc. and will be retained by Pulitzer Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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